Abacus FCF Leaders ETF
Schedule of Investments
April 30, 2026 (Unaudited)

COMMON STOCKS - 96.9%	Shares	Value
Communications - 7.1%
AppLovin Corp. - Class A (a)	18,764	$8,375,311
Booking Holdings, Inc.	38,030	6,402,731
Expedia Group, Inc.	27,577	6,849,300
New York Times Co. - Class A	76,663	6,058,677
VeriSign, Inc.	27,882	7,490,778
		35,176,797

Consumer Discretionary - 2.3%
Tapestry, Inc.	78,089	11,326,029

Consumer Staples - 7.3%
Altria Group, Inc.	173,500	12,604,775
Archer-Daniels-Midland Co. (b)	103,489	7,714,070
Colgate-Palmolive Co.	134,498	11,480,749
Philip Morris International, Inc.	26,962	4,450,618
		36,250,212

Energy - 7.3%
Antero Midstream Corp.	472,338	10,325,309
Hess Midstream LP - Class A	80,752	3,157,403
Nextpower, Inc. - Class A (a)	85,292	10,160,836
TechnipFMC PLC	166,331	12,569,633
		36,213,181

Financials - 4.0%
Broadridge Financial Solutions, Inc.	39,717	6,115,624
Mastercard, Inc. - Class A	14,008	7,044,903
Visa, Inc. - Class A	20,071	6,620,219
		19,780,746

Health Care - 12.4%
AbbVie, Inc.	58,404	12,341,933
Amgen, Inc.	13,986	4,842,653
Bristol-Myers Squibb Co.	226,688	13,735,026
Cardinal Health, Inc.	20,613	3,975,835
Chemed Corp. (b)	8,207	3,487,811
Gilead Sciences, Inc.	70,737	9,255,229
McKesson Corp.	11,117	9,062,578
Medpace Holdings, Inc. (a)	12,480	5,224,877
		61,925,942

Industrials - 22.1%
Argan, Inc.	25,070	16,796,399
AZZ, Inc.	34,905	4,992,811
EMCOR Group, Inc.	8,676	7,736,129
GE Vernova, Inc.	9,922	10,750,090
Lockheed Martin Corp.	16,741	8,671,336
MYR Group, Inc. (a)	27,847	11,272,744
Powell Industries, Inc. (b)	25,935	7,190,997
Rollins, Inc.	117,655	6,556,913
Sterling Infrastructure, Inc. (a)	13,523	6,972,729
Symbotic, Inc. (a)	68,888	4,071,281
Tutor Perini Corp.	73,933	6,869,854
Vertiv Holdings Co. - Class A	55,438	18,210,829
		110,092,112

Materials - 4.2%
CF Industries Holdings, Inc.	84,152	10,451,679
Newmont Corp.	47,826	5,312,990
Southern Copper Corp. (b)	31,134	5,345,319
		21,109,988

Technology - 30.2% (c)
Apple, Inc.	88,107	23,907,834
Arista Networks, Inc. (a)	74,105	12,798,675
Autodesk, Inc. (a)	29,627	7,021,599
Broadcom, Inc.	29,936	12,496,184
Clear Secure, Inc. - Class A	54,202	2,893,845
KLA Corp.	8,153	14,270,604
Lam Research Corp.	54,575	14,072,709
Motorola Solutions, Inc.	20,518	9,008,018
NetApp, Inc.	49,000	5,427,730
NVIDIA Corp.	120,688	24,085,704
Palo Alto Networks, Inc. (a)	39,708	7,120,439
QUALCOMM, Inc.	29,000	5,207,820
Seagate Technology Holdings PLC	17,775	11,973,951
		150,285,112
TOTAL COMMON STOCKS (Cost $414,632,620)		482,160,119

MASTER LIMITED PARTNERSHIPS - 2.7%	Units	Value
Energy - 2.7%
Cheniere Energy Partners LP	195,168	13,080,159
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $12,386,246)		13,080,159

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.9%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	9,643,882	9,643,882
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,643,882)		9,643,882

TOTAL INVESTMENTS - 101.5% (Cost $436,662,748)		504,884,160
Money Market Deposit Account - 0.4% (e)		2,067,086
Liabilities in Excess of Other Assets - (1.9)%		(9,388,395)
TOTAL NET ASSETS - 100.0%		$497,562,851

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2026. The fair value of these securities was $9,553,151.
(c)
Amount represents investments in a particular sector. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment. To the extent that the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(d)	The rate shown represents the 7-day annualized yield as of April 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Abacus FCF Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$482,160,119	$–	$–	$482,160,119
Master Limited Partnerships	13,080,159	–	–	13,080,159
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	9,643,882
Total Investments	$495,240,278	$–	$–	$504,884,160

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,643,882 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.